CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the use in this Registration Statement on Form N-6 of The Prudential Variable Contract Account GI-2 (“Registration Statement”) of our report dated April 13, 2018 relating to the financial statements of the subaccounts listed in Appendix A, which appear in such Registration Statement. We also consent to the use in this Registration Statement of our report dated March 27, 2018 relating to the consolidated financial statements of The Prudential Insurance Company of America, which appear in such Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.
/s/ PricewaterhouseCoopers LLP
New York, NY
April 13, 2018

Appendix A

•	Prudential Government Money Market Portfolio

•	Prudential Flexible Managed Portfolio

•	Prudential Stock Index Portfolio

•	Prudential Equity Portfolio (Class I)

•	Neuberger Berman AMT Short Duration Bond Portfolio (Class I)

•	Deutsche High Income VIP (Class A)

•	MFS Research Series (Initial Class)

•	Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio (Initial Shares)

•	Templeton Foreign VIP Fund (Class 2)

•	Templeton Developing Markets VIP Fund (Class 2)

•	Prudential Diversified Bond Portfolio

•	Prudential High Yield Bond Portfolio

•	Prudential Value Portfolio (Class I)

•	Prudential Jennison Portfolio (Class I)

•	Prudential Global Portfolio

•	American Century VP Balanced Fund (Class I)

•	American Century VP International Fund (Class I)

•	American Century Investments VP Value Fund (Class I)

•	T.Rowe Price Mid-Cap Growth Portfolio (Mid-Cap Growth Class)

•	T.Rowe Price New America Growth Portfolio

•	Prudential Small Capitalization Stock Portfolio

•	MFS Total Return Bond Series (Initial Class)

•	T. Rowe Price Equity Income Portfolio (Equity Income Class)

•	Neuberger Berman AMT Large Cap Value Portfolio (Class I)

•	Janus Henderson VIT Global Research Portfolio (Institutional Shares)

•	Janus Henderson VIT Research Portfolio (Institutional Shares)

•	Janus Henderson VIT Overseas Portfolio (Institutional Shares)

•	Lazard Retirement US Small-Mid Cap Equity Portfolio (Service Shares)

•	Janus Henderson VIT Enterprise Portfolio (Institutional Shares)

•	AB VPS Real Estate Investment Portfolio (Class A)

•	Deutsche Government & Agency Securities VIP (Class A)

•	Prudential Conservative Balanced Portfolio

•	Prudential Jennison 20/20 Focus Portfolio (Class I)

•	Dreyfus Variable Investment Fund, International Equity Portfolio (Initial Shares)

•	Deutsche Small Mid Cap Value VIP (Class A)

•	Lazard Retirement Emerging Markets Equity Portfolio (Service Shares)

•	T. Rowe Price Personal Strategy Balanced Portfolio

•	Prudential Government Income Portfolio

•	Prudential Natural Resources Portfolio (Class I)

•	T. Rowe Price International Stock Portfolio

•	Invesco V.I. Core Equity Fund (Series I)

•	Fidelity VIP Equity-Income Portfolio (Service Class)

•	PIMCO Long-Term U.S. Government Portfolio (Administrative Class)

•	Deutsche Capital Growth VIP (Class A)

•	Franklin Mutual Global Discovery VIP Fund (Class 2)

•	PIMCO Total Return Portfolio (Administrative Class)

•	AB VPS International Growth Portfolio (Class A)

•	Fidelity VIP Freedom 2015 Portfolio (Service Class)

•	Invesco V.I. International Growth Fund (Series I)

•	Templeton Global Bond VIP Fund (Class 2)

•	JPMorgan Insurance Trust Intrepid Mid-Cap Portfolio (Class 1)

•	Neuberger Berman AMT Mid Cap Growth Portfolio (Class I)

•	Fidelity VIP Mid Cap Portfolio (Service Class)

•	Franklin Strategic Income VIP Fund (Class 2)

•	Fidelity VIP Value Strategies Portfolio (Service Class)

•	Fidelity VIP Government Money Market Portfolio

•	Fidelity VIP Freedom 2025 Portfolio (Service Class)

•	Fidelity VIP Contrafund Portfolio (Service Class)

•	Fidelity VIP Freedom 2020 Portfolio (Service Class)

•	Fidelity VIP Index 500 Portfolio (Service Class)

•	PIMCO Low Duration Portfolio (Administrative Class)

•	PIMCO Short-Term Portfolio (Administrative Class)

•	Deutsche Small Cap Index VIP (Class A)

•	Royce Micro-Cap Portfolio (Investment Class)

•	Royce Small-Cap Portfolio (Investment Class)

•	AB VPS Small Cap Growth Portfolio (Class A)

•	Invesco V.I. Small Cap Equity Fund (Series I)

•	Franklin Small Cap Value VIP Fund (Class 2)

•	Fidelity VIP Freedom 2030 Portfolio (Service Class)

•	Lazard Retirement International Equity Portfolio (Service Shares)

•	AST Balanced Asset Allocation Portfolio

•	AST Wellington Management Hedged Equity Portfolio

•	AST Preservation Asset Allocation Portfolio

•	JPMorgan Insurance Trust Core Bond Portfolio (Class 1)

•	JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1)

•	JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1)

•	AST Cohen & Steers Realty Portfolio